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                                                                   EXHIBIT 10.17



                             XCYTE THERAPIES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Xcyte Therapies, Inc.

        1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2. DEFINITIONS.

               (a) "BOARD" means the Board of Directors of the Company.

               (b) "CODE" means the Internal Revenue Code of 1986, as amended.

               (c) "COMMON STOCK" means the Common Stock of the Company.

               (d) "COMPANY" means Xcyte Therapies, Inc., a Delaware corporation.

               (e) "COMPENSATION" means all earnings reported as wages on Form W-2, including straight time pay, payments for overtime, shift premiums, incentive compensation, incentive payments, bonuses, commissions and other compensation.

                (f) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company, between the Company and its Subsidiaries or between the Company's Subsidiaries.

               (g) "CONTRIBUTIONS" means all amounts credited to the account of a participant pursuant to the Plan.

               (h) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

               (i) "DESIGNATED SUBSIDIARIES" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if

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the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

               (j) "EMPLOYEE" means any person, including an Officer, who is treated as an employee of the Company for payroll tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

               (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined by the Board in its discretion provided that, to the extent the Common Stock is trading on the Nasdaq National Market, (A) the Fair Market Value as of an Offering Date shall be the closing sales price of the Common Stock as reported by the Nasdaq National Market for the last trading day immediately preceding the Offering Date, and (B) the Fair Market Value of the Common Stock as of a Purchase Date shall be the closing sales price of the Common Stock as reported on the Nasdaq National Market for the Purchase Date or, if the Common Stock is not traded on such date, the last trading day immediately preceding the Purchase Date, in each case as reported in The Wall Street Journal. For purposes of the Offering Date under the first Offering Period under the Plan, the Fair Market Value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

               (m) "OFFERING DATE" means the first business day of each Offering Period of the Plan.

               (n) "OFFERING PERIOD" means a period of up to twenty-seven (27) months as set forth in Section 4(a) of the Plan. The duration and timing of the Offering Periods may be changed pursuant to Section 4(a), Section 20 and Section 21 of the Plan.

               (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (p) "PLAN" means this Employee Stock Purchase Plan.

               (q) "PURCHASE DATE" means the last day of each Purchase Period of the Plan.

               (r) "PURCHASE PERIOD" means a period of approximately six (6) months within or coincident with an Offering Period, except for the first Purchase Period as set forth in Section 4(b). The duration and timing of the Purchase Periods may be changed pursuant to Section 4(b), Section 19 and Section 20 of the Plan.

               (s) "PURCHASE PRICE" means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 2(l) above) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that



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in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan, and
(ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

               (t) "SHARE" means a share of Common Stock, as adjusted in accordance with Section 19 of the Plan.

               (u) "SUBSIDIARY" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        3. ELIGIBILITY. Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5 and the limitations of
Section 5(c), Section 6(c) and Section 6(d), and the limitations imposed by
Section 423(b) of the Code.

        4. OFFERING PERIODS AND PURCHASE PERIODS.

               (a) OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods of approximately six (6) months duration, with new Offering Periods commencing on or about February 1 and August 1 of each year and ending, respectively, on the next following July 31 and January 31 (or at such other time or times as may be determined by the Board of Directors). If and to the extent the Board takes action prior to the effective date of the Company's Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") to grant eligible Employees options to participate in an Offering Period beginning on the IPO Date (such period, the "IPO Offering Period"), then such period shall begin on the IPO Date and continue until July 31, 2001. Offering Periods shall commence on a continuing successive basis (and overlapping, if the Board of Directors establishes Offering Periods of twelve (12) or more months' duration) until the Plan is terminated in accordance with Section 20 or 23 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

               (b) PURCHASE PERIODS. Each Offering Period of approximately six
(6) months' duration shall consist of a single Purchase Period coincident with such Offering Period. If the Board of Directors establishes Offering Periods of twelve (12) or more months' duration, each such Offering Period shall consist of consecutive Purchase Periods of approximately six (6) months duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on February 1 shall end on the next July 31



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and Purchase Period commencing on August 1 shall end on the next January 31. If the Board takes action to cause there to be an IPO Offering Period, then the first Purchase Period shall commence on the IPO Date and shall end on January 31, 2001. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five
(5) days prior to the scheduled beginning of the first Purchase Period to be affected.

        5. PARTICIPATION; SUBSCRIPTION AGREEMENT.

               (a) With respect to the IPO Offering Period, if any, an eligible Employee will become a participant in the Plan by the Board's taking action prior to the IPO Date to grant such persons options to purchase Shares pursuant to the Plan. To the extent that a participant purchases Shares on the first Purchase Date of the IPO Offering Period, if any, by delivering a check to the Company as set forth in Section 7(c)(i), such delivery and purchase shall operate, unless the participant withdraws from the Plan pursuant to Section 10 or 11, as an election by the participant to continue participating in the Plan in each successive Offering Period on the payroll deduction basis described in
Section 7(c)(ii) and the Company shall withhold from the participant's Compensation beginning with the first payroll paid following such first Purchase Date at a Contribution rate equal to the ratio that the aggregate purchase price paid for Shares purchased on such Purchase Date bears to the participant's total Compensation during that Purchase Period (which rate shall not exceed the percentage specified in Section 5(c) below). A participant may at any time after the commencement of the IPO Offering Period, if any, file a subscription agreement as described in Section 5(c) to make contributions to the Plan for such IPO Offering Period on a payroll deduction basis.

               (b) Except with respect to the IPO Offering Period, if any, an eligible Employee may become a participant in the Plan by completing a subscription agreement as described in Section 5(c) below on the form provided by the Company and filing it with the Company as directed on such form prior to the applicable Offering Date.

               (c) A participant's subscription agreement shall set forth the percentage of the participant's Compensation to be paid as Contributions pursuant to the Plan, which percentage shall be not less than one percent (1%) and not more than fifteen percent (15%) (or such other maximum percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period. If the Board of Directors establishes overlapping Offering Periods of twelve (12) or more months' duration, to the extent a participant is participating in more than one Offering Period, the maximum aggregate percentage of Compensation that he or she may contribute under the Plan shall be fifteen percent (15%) (or such other maximum percentage as the Board may establish from time to time before an Offering Date) and the Employee's Contributions under the earliest-filed subscription agreement shall be reduced as necessary to prevent his or her Contributions in the aggregate from exceeding such maximum percentage.

               (d) A participant's subscription shall be effective for the Offering Period with respect to which it is filed, and also shall be automatically effective for each successive Offering



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Period that commences at the end of the Offering Period for which it is filed
(or that commences at the end of any such successive Offering Period), unless the participant files a new subscription to decrease the amount of his or her contributions as set forth in Section 5(e) below, withdraws in accordance with
Section 10 or 11, or is otherwise ineligible to participate in such successive Offering Period.

               (e) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during a Purchase Period may decrease the rate of his or her Contributions with respect to an Offering Period, by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. Any change in rate of Contributions pursuant to the preceding sentence shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, provided the agreement indicating such change is filed at least ten (10) business days prior to such date and, if not, then as of the beginning of the next succeeding calendar month. With respect to the IPO Offering Period, any election by a participant to commence payroll deductions under the Plan following the IPO Date in accordance with Section 7(c)(ii) at a rate of Compensation that would result in his or her purchasing less than the full amount of Shares that he or she could purchase under the option granted to him or her by the Board shall not count as a decrease in participation for purposes of the first sentence of this Section 5(e).

        6. GRANT OF OPTION; LIMITATIONS.

               (a) With respect to the IPO Offering Period, if any, each eligible Employee shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing the maximum amount specified by the Board in granting the option (which amount shall be a percentage of such Employee's Compensation) by the applicable Purchase Price, subject to the limitations in subsections (c) and (d) of this Section 6.

               (b) Except with respect to the IPO Offering Period, if any, and subject to the limitations in subsections (c) and (d) of this Section 6 and
Section 13(b), on the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price.

               (c) Notwithstanding the above, the maximum number of Shares an Employee may purchase during each Purchase Period of any Offering Period (including the IPO Offering Period) shall be 2,500 Shares (subject to any adjustment pursuant to Section 19 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 13(b). In addition to the limits on an Employee's participation in the Plan set forth herein, the Board may establish limits on the number of shares an Employee may elect to purchase with respect to any Offering Period if such limit is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.



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               (d) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value (as defined in Section 2(l) above) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        7. METHOD OF PAYMENT FOR PURCHASE OF SHARES.

               (a) Except with respect to the IPO Offering Period, if any, this Plan shall be operated as a payroll deduction plan. Once a participant is participating in the Plan on a payroll deduction basis, he or she may not make any additional lump sum cash payments into such account. Payroll deductions shall commence on the first payroll paid following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the participant's subscription agreement is applicable, unless the participant withdraws as provided in Section 10 or 11. All payroll deductions made by a participant shall be credited to his or her account under the Plan.

               (b) With respect to the IPO Offering Period, payroll deductions shall commence on the first payroll date following the date, if any, on which the participant elects pursuant to Section 5(a) to have amounts withheld from his or her Compensation.

               (c) A participant in the IPO Offering Period shall make payment for the purchase of Shares by (i) making a lump sum cash payment to the Company on or prior to the Purchase Date for such Offering Period for the amount of the purchase price for the Shares being purchased (after which date an Employee wishing to continue participating in the Plan shall participate on a payroll deduction basis unless the participant withdraws from the Plan under Section 10 or 11), or (ii) electing, following the IPO Date, to have amounts directly withheld from the Employee's Compensation by filing a subscription agreement pursuant to Section 5(c).

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of this Section 6, a participant's payroll deductions may be decreased by the Company to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the next Purchase Period or, in the case of the limitation of
Section 6(d), the first Purchase Period which is scheduled to end in the following calendar year, unless the participant withdraws in accordance with
Section 10 or 11 or is otherwise ineligible to participate in such Purchase Period.



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               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the participant.


        8. EXERCISE OF OPTION.

               (a) Except with respect to the first Purchase Period of the IPO Offering Period, if any, and unless a participant withdraws from the Plan as provided in Section 10 or 11, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and unless otherwise limited by Section 6 or Section 13(b), the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. With respect to the first Purchase Period of the IPO Offering Period, a participant's option thereunder shall either be exercised as provided in the preceding sentence or by the participant's delivering to the Company a check for the full amount of the purchase price of the Shares being purchased (which number of Shares may be less than the entire number of Shares subject to the option granted by the Board) prior to the time of purchase for such Purchase Date. No fractional Shares shall be issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

               (b) No fractional Shares shall be purchased. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 or 11 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

        9. DELIVERY. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of the Shares purchased upon exercise of his or her option. Notwithstanding the foregoing, the Board may require that all Shares purchased under the Plan be held in an account (the participant's "ESPP Stock Account") established in the name of the participant (or in the name of the participant and his or her spouse, as designated by the participant on his or her subscription agreement), subject to such rules as determined by the Board and uniformly applied to all participants, including designation of a brokerage or other financial services firm (an "ESPP Broker") to hold such Shares for the participant's ESPP Stock Account with registration of such Shares in the name of



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such ESPP Broker for the benefit of the participant (or for the benefit of the participant and his or her spouse, as designated by the participant on his or her subscription agreement).

        10. VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT.

               (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period. With respect to the IPO Offering Period, a participant who has not previously chosen to have amounts withheld from his or her Compensation shall be considered to have withdrawn from such period if he or she fails to exercise the options granted hereunder by delivering to the Company the full amount of the purchase price for the Shares being purchased (which number of Shares may be less than the entire number of Shares subject to the option granted by the Board) for the first Purchase Period within the IPO Offering Period.

               (b) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

        11. AUTOMATIC WITHDRAWAL.

               (a) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, unless such Employee is on an approved leave of absence or a temporary reduction of hours, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

               (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.

               (c) If the Board of Directors has established Offering Periods of 12 months' duration, to the extent permitted by any applicable laws, regulations or stock exchange rules, if the Fair Market Value of the Shares on an Offering Date for an Offering Period (the "New Offering Period") commencing within an Offering Period (the "Ongoing Offering Period") then in progress, is lower than was the Fair Market Value of the Shares on the Offering Date for the Ongoing Offering Period, then every participant in the Ongoing Offering Period shall automatically be deemed to have (i) withdrawn from the Ongoing Offering Period at the close of the Purchase Period immediately preceding the New Offering Period, and (ii) to have enrolled in such New Offering Period.



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        12. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

        13. STOCK.

               (a) Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 600,000 Shares, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2002 through 2008 equal to the lesser of (i) 300,000 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering), (ii) one percent (1%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board.

               (b) If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed
(i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

               (c) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

               (d) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse; provided that if the Board has determined that Shares shall be held in an ESPP Stock Account held by an ESPP Broker in accordance with
Section 9, Shares shall be registered in the name of such ESPP Broker for the benefit of the participant (or the participant and his or her spouse, as designated by the participant in his or her subscription agreement).

        14. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.



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        15. DESIGNATION OF BENEFICIARY.

               (a) A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

        17. USE OF FUNDS. The Company may use all Contributions received or held by the Company under the Plan for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

        18. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

        19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

               (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of shares of Common Stock which may be purchased by a participant in a Purchase Period, the number of shares of Common Stock set forth in Section 13(a) above, and the per Share Purchase Price covered by each option under the Plan which has not yet been exercised,



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shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

               (b) CORPORATE TRANSACTIONS.

                      (i) In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period and Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Purchase Period and Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 or 11.

                      (ii) For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

                      (iii) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

        20. AMENDMENT OR TERMINATION.

               (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period and Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under
Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

               (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the IPO Date. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

                              XCYTE THERAPIES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


                  (Offering Periods After IPO Offering Period)


                                                             New Election ______
                                                       Change of Election ______


        1. I, ________________________, hereby elect to participate in the Xcyte Therapies, Inc. 2000 Employee Stock Purchase Plan (the "Plan") for the Offering Period ______________, ____ to _______________, ____, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the an.

        2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

        3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

        4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can decrease the rate of my Contributions once during an Offering Period by completing and filing with the Company a new Subscription Agreement with such decrease taking effect as of the beginning of the next following calendar month, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I withdraw from the Plan as provided in Section 10 or 11 of the Plan, my election will continue to be effective for each successive Offering Period.

        5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Xcyte Therapies, Inc. 2000 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

        6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):



                                            ------------------------------------

                                            ------------------------------------

        7. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

        I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company shall be entitled, to the extent required by applicable law, to withhold from my Compensation any amount necessary to comply with applicable tax withholding requirements with respect to the purchase or sale of shares under the Plan.

        8. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (b) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

        I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

        9. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, I agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever I acquired them, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


NAME (print):
             --------------------------
SIGNATURE:
          -----------------------------
SOCIAL SECURITY #:
                  ---------------------
DATE:
      ---------------------------------


SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):



---------------------------------------
(Signature)


---------------------------------------
(Print name)

                              XCYTE THERAPIES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


                              (IPO Offering Period)


                                                             New Election ______
                                                       Change of Election ______


        1. I have received an option to purchase shares of the Company's Common Stock under the Xcyte Therapies, Inc. 2000 Employee Stock Purchase Plan (the "Plan") for the Offering Period that commenced on [__________ ___,] 2001 and ends on July 31, 2001 (the "Initial Offering Period").

        2. I hereby elect to participate in the Plan by having Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to purchases under the Plan. I understand that this amount (together with any other amounts I am contributing under the Plan) must not be less than 1% and not more than 15% of my Compensation during any Offering Period. (Please note that no fractional percentages are permitted). I also understand that, as a result of making this election to participate in the Plan on a payroll-deduction basis, I am no longer eligible to have purchase Shares by delivering to the Company a check for the amount of any purchases made on my behalf under the Plan and that I shall at all times in the future be able to participate in the Plan solely on a payroll-deduction basis on the terms set forth in the Plan.

        3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

        4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can increase or decrease the rate of my Contributions on one occasion only with respect to any increase and one occasion only with respect to any decrease during any Purchase Period by completing and filing a new Subscription Agreement with such increase or decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription

        Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I withdraw from the Plan as provided in Section 10 or 11 of the Plan, my election will continue to be effective for each successive Offering Period.

        5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Xcyte Therapies, Inc. 2000 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

        6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):



                                            ------------------------------------

                                            ------------------------------------

        7. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

        I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

        8. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (b) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

        I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

        9. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, I agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever I acquired them, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


SIGNATURE:
          --------------------------
SOCIAL SECURITY #:
                   -----------------
DATE:
     -------------------------------

SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):



------------------------------------
(Signature)


------------------------------------
(Print name)

                              XCYTE THERAPIES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              ELECTION TO PURCHASE



                              (IPO Offering Period)



        I, __________________________, hereby elect to purchase Shares pursuant to the option granted to me on __________, __, 2001 under the Xcyte Therapies, Inc. 2000 Employee Stock Purchase Plan (the "Plan"). Accompanying this Election to Purchase is a check in the amount of $___________ and I elect to purchase that number of Shares that is calculated by dividing such amount by the applicable Purchase Price as specified in the Plan with respect to the purchase being made on July 31, 2001. I understand that the amount I specified above may not exceed 15% of my Compensation for the period beginning on _________, __, 2000 and ending on July 31, 2001 or result in my purchasing a number of Shares in excess of the limits specified in Sections 6 and ___ of the Plan.

        I understand that, as a result of my delivering the amount specified in the preceding paragraph to the Company, I shall be deemed to have elected to continue participating in the Plan on a payroll deduction basis (on the terms described in the Plan) and that, beginning with the first payroll paid following July 31, 2001 and unless I specify another percentage Contribution rate by filling out a Subscription Agreement, the Company shall withhold a percentage of my Compensation equal to the ratio that the above amount bears to my Compensation for the period beginning on _________, __, 2000 and ending on July 31, 2001.


Dated:
      -------------------              -----------------------------------------
                                       Signature of Employee

Check, payable to Xcyte Therapies, Inc., is  enclosed.

                              XCYTE THERAPIES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        I, __________________________, hereby elect to withdraw my participation in the Xcyte Therapies 2000 Employee Stock Purchase Plan (the "Plan") for the Offering Period that began on _________ ___, _____. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

        I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

        The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription agreement.



Dated:
      --------------------------       -----------------------------------------
                                       Signature of Employee


                                       -----------------------------------------
                                       Social Security Number

                              XCYTE THERAPIES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                             BENEFICIARY DESIGNATION



        In the event of my death, I hereby designate the following as my beneficiary to receive all payments and shares due to me under the Xcyte Therapies, Inc. 2000 Employee Stock Purchase Plan. I understand that my Beneficiary Designation will be effective upon acknowledgement of receipt by Xcyte Therapies, Inc.

BENEFICIARY:

NAME:  (Please print)

-------------------------------------   ----------------------------------------
(First)       (Middle)        (Last)    Relationship:


------------------------------------
 (Address)

------------------------------------



SIGNATURE:                             DATE:
           -----------------------          ------------------------------------
Print Name:
           -----------------------

SOCIAL SECURITY #:
                  ----------------

SPOUSE'S SIGNATURE (necessary if beneficiary is not Employee's spouse):



-----------------------------------
(Signature)


-----------------------------------
(Print name)


MAIL OR DELIVER THIS FORM TO:


ACKNOWLEDGEMENT OF RECEIPT BY XCYTE THERAPIES, INC.:


By:                                 Dated:
    -------------------------------       --------------------------------------
Title: